Exhibit 99.2

Datadog Announces Proposed Private Offering of

$775 Million of Convertible Senior Notes

NEW YORK, N.Y. – December 9, 2024 – Datadog, Inc. (Nasdaq: DDOG) (“Datadog”), the monitoring and security platform for cloud applications, today announced that it intends to offer, subject to market conditions and other factors, $775 million aggregate principal amount of Convertible Senior Notes due 2029 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Datadog also intends to grant the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $116.25 million aggregate principal amount of notes.

The notes will be general unsecured obligations of Datadog, will accrue interest payable semiannually in arrears and will mature on December 1, 2029, unless earlier converted, redeemed or repurchased. Upon conversion, Datadog will pay or deliver, as the case may be, cash, shares of Datadog’s Class A common stock, par value $0.00001 per share (“Class A common stock”), or a combination of cash and shares of Class A common stock, at its election. The interest rate, initial conversion rate, repurchase or redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

Datadog expects to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below and to repurchase for cash a portion of Datadog’s outstanding 0.125% Convertible Senior Notes due 2025 (the “2025 notes”) as described below. Datadog expects to use the remaining net proceeds from the offering for general corporate purposes, which may include acquisitions or strategic investments in complementary businesses or technologies, although Datadog does not currently have any plans for any such acquisitions or investments, additional repurchases or repayment of the 2025 notes and working capital, operating expenses and capital expenditures. If the initial purchasers exercise their option to purchase additional notes, Datadog expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties as described below and the remainder for general corporate purposes as described above.

In connection with the pricing of the notes, Datadog expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the notes, the number of shares of Class A common stock initially underlying the notes. The capped call transactions are generally expected to reduce the potential dilution to the Class A common stock upon any conversion of notes and/or offset any cash payments Datadog is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Datadog expects the option counterparties or their respective affiliates will enter into various derivative transactions with respect to the Class A common stock and/or purchase shares of Class A common stock concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the trading price of the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Class A common stock and/or purchasing or selling shares of Class A common stock or other securities of Datadog in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or, to the extent Datadog exercises the relevant election under the capped call transactions, following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of the Class A common stock or the trading price of the notes, which could affect a holder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that a holder will receive upon conversion of its notes.

Additionally, Datadog expects to repurchase for cash a portion of its 2025 notes in privately negotiated transactions to be entered into concurrently with the pricing of the notes in the offering with or through one of the initial purchasers or its affiliate (the “note repurchase transactions”). The terms of the note repurchase transactions are anticipated to be individually negotiated with each holder of the 2025 notes and will depend on several factors, including the market price of the Class A common stock and the trading price of the 2025 notes at the time of such note repurchase transactions. No assurance can be given as to how much, if any, of the 2025 notes will be repurchased or the terms on which they will be repurchased. Datadog may also repurchase additional outstanding 2025 notes following completion of the offering. This press release is not an offer to repurchase the 2025 notes and the offering of the notes is not contingent upon the repurchase of any 2025 notes.

In connection with any note repurchase transaction, Datadog expects that holders of the 2025 notes who agree to have their 2025 notes repurchased and who have hedged their equity price risk with respect to such 2025 notes (the “hedged holders”) will unwind all or part of their hedge positions by buying the Class A common stock and/or entering into or unwinding various derivative transactions with respect to the Class A common stock or other securities of Datadog. The amount of the Class A common stock to be purchased by the hedged holders or in connection with such derivative transactions may be substantial in relation to the historic average daily trading volume of the Class A common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of the Class A common stock, including concurrently with the pricing of the notes, which could result in a higher effective conversion price of the notes. Datadog cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or the Class A common stock.

Additionally, in connection with the issuance of the 2025 notes, Datadog entered into capped call transactions (the “existing capped call transactions”) with certain financial institutions (the “existing option counterparties”). To the extent Datadog effects any note repurchase transactions, it intends to enter into agreements with the existing option counterparties to terminate a portion of the existing capped call transactions in a notional amount corresponding to the number of shares of the Class A common stock underlying the 2025 notes repurchased (such terminations, the “unwind transactions”). In connection with any such terminations of the existing capped call transactions, Datadog expects such existing option counterparties and/or their respective affiliates will unwind various derivatives with respect to the Class A common stock and/or sell shares of the Class A common stock or other securities of Datadog in the secondary market. This activity could decrease (or reduce the size of any increase in) the market price of the Class A common stock at that time and could decrease (or reduce the size of any increase in) the trading price of the notes.

Neither the notes, nor any shares of Class A common stock issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Datadog

Datadog is the observability and security platform for cloud applications. Our SaaS platform integrates and automates infrastructure monitoring, application performance monitoring, log management, user experience monitoring, cloud security and many other capabilities to provide unified, real-time observability and security for our customers’ entire technology stack. Datadog is used by organizations of all sizes and across a wide range of industries to enable digital transformation and cloud migration, drive collaboration among development, operations, security and business teams, accelerate time to market for applications, reduce time to problem resolution, secure applications and infrastructure, understand user behavior and track key business metrics.

Forward-Looking Statements

This press release contains “forward-looking” statements, as that term is defined under the federal securities laws, including statements concerning the proposed terms and the anticipated completion, timing and size of the proposed offering of the notes, the capped call transactions, the note repurchase transactions and any unwind transactions, the anticipated use of proceeds from the offering, and the potential impact of the foregoing or related transactions on dilution to holders of the Class A common stock and the market price of the Class A common stock, the trading price of the notes or the conversion price of the notes. These forward-looking statements are based on Datadog’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Datadog’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in Datadog’s filings with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and other filings and reports that Datadog may file from time to time with the SEC. Forward-looking statements represent Datadog’s beliefs and assumptions only as of the date of this press release. Datadog disclaims any obligation to update forward-looking statements.

CONTACT INFORMATION

Yuka Broderick

Datadog Investor Relations

IR@datadoghq.com

Dan Haggerty

Datadog Corporate Communications

press@datadoghq.com